UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014 (April 30, 2014)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on April 30, 2014 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of two Class II director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2014 (Proposal 2); and (iii) the adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement.  Other than the three proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.  Each of the three proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders.

The results of the votes are set forth below:

Proposal 1 - To elect two individuals to serve as Class II Directors until the 2017 Annual Meeting of Stockholders.

	For	Withheld	Abstain	Broker Non-Votes
Blenda W. Armistead	4,237,639	198,252	-	1,907,492
David W. Moore	4,206,717	229,174	-	1,907,492

Proposal 2 - To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for fiscal year 2014

For	Against	Abstain	Broker Non-Votes
6,282,841	52,052	8,490	-

Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
4,168,841	223,433	43,617	1,907,492

Item 7.01 Regulation FD Disclosure.

The Company is filing an investor presentation (the “Presentation”), which was used by the Company’s Chairman of the Board, Christopher F. Spurry, the Company’s President and Chief Executive Officer, Lloyd L. Beatty, Jr., and the Company’s Vice President and Chief Financial Officer, George S. Rapp, for a presentation to the Company’s stockholders at the Annual Meeting held on April 30, 2014. The Presentation replaces and supersedes investor presentation materials previously furnished  as an exhibit to the Company’s Current Reports on Form 8-K.

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A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Presentation is also available on the Company's web site at www.shorebancshares.com.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: May 2, 2014	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

99.1	Shore Bancshares, Inc., Investor Presentation (filed herewith)

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